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                                                                   Exhibit 10.70

                          OUTSOURCE INTERNATIONAL, INC.

                                 TENTH AMENDMENT
                                       TO
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

         This Tenth Amendment (this "Tenth Amendment"), dated as of May 31, 2000, among (a) OUTSOURCE INTERNATIONAL, INC. (the "Borrower"), (b) CAPITAL STAFFING FUND, INC.; (c) OUTSOURCE FRANCHISING, INC.; (d) SYNADYNE I, INC.; (e) SYNADYNE II, INC.; (f) SYNADYNE III, INC.; (g) SYNADYNE IV, INC.; (h) SYNADYNE V, INC.; (i) EMPLOYEES INSURANCE SERVICES, INC.; (j) OUTSOURCE INTERNATIONAL OF AMERICA, INC.; (k) MASS STAFF, INC.; (l) STAFF ALL, INC.; (m) OUTSOURCE OF NEVADA, INC.; (n) EMPLOYMENT CONSULTANTS, INC.; (o) X-TRA HELP, INC.; (p) CO-STAFF, INC.; (q) GUARDIAN EMPLOYER EAST, LLC; (r) GUARDIAN EMPLOYER WEST, LLC; (s) each of the banks party to the Credit Agreement hereinafter referred to (collectively, the "Banks") and (t) FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), as agent for the Banks (the "Agent"), pursuant to that certain Third Amended and Restated Credit Agreement (as amended, the "Credit Agreement"), dated as of July 27, 1998, among the Borrower, the Banks and the Agent. Capitalized terms used herein and which are not otherwise defined shall have the respective meanings ascribed thereto in the Credit Agreement.

         WHEREAS, (i) the Borrower and (ii) each Subsidiary of the Borrower party to a Subsidiary Guarantee and whose name appears on the signature page hereof (a "Guarantor") have requested that the Banks and the Agent agree to amend the terms of the Credit Agreement in certain respects; and

         WHEREAS, the Banks and the Agent are willing to amend the terms of the Credit Agreement in such respects, upon the terms and subject to the conditions contained herein; and

         NOW, THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SS.1. AMENDMENT TO DEFINITIONS. Section 1.1 of the Credit Agreement is hereby amended as follows:

         (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the words "May 31, 2000" appearing in the definition of "Termination Date", and substituting in lieu thereof the words "June 30, 2000"; and

         (b) Section 1.1 of the Credit Agreement is hereby further amended by deleting the definition of "Maximum Commitment" set forth therein and substituting in lieu thereof the following new definition:

              "MAXIMUM COMMITMENT: An amount equal to $21,334,073."

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         SS.2. LIMITATION ON INVESTMENTS, LOANS AND ADVANCES. Section 7.8 of the
Credit Agreement is hereby replaced in its entirety with the following new
Section 7.8:

         "The Borrower shall not, and shall not permit any of its Subsidiaries, directly or indirectly, make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment (each, an "Investment"), except:

         (a)      Investments existing on May 26, 2000; and

         (b) Investments by the Borrower in Guarantors and Investments by a Subsidiary in the Borrower and/or in Guarantors."

         SS.3. CONFIRMATION OF OBLIGATIONS. The Borrower hereby confirms that the obligations of the Borrower arising under each of the Loan Documents to which it is a party, including Indebtedness consisting of Revolving Credit Loans, Swingline Loans and L/C Obligations, are included in the Obligations, are not subject to any claims or defenses whatsoever, and constitute valid and binding obligations of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). Each Guarantor hereby confirms that the obligations of such Guarantor arising under each of the Loan Documents to which it is a party are included in the Obligations, are not subject to any claims or defenses whatsoever, and constitute valid and binding obligations of such Guarantor enforceable against such Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         SS.4. RELEASE. The Borrower and each Guarantor, on the Borrower's and each Guarantors own behalf and on behalf of the Borrower's and each Guarantors successors and assigns, hereby waive, release and discharge the Agent and each Bank and all of the affiliates of the Agent and each Bank, and all of the directors, officers, employees, attorneys and agents of the Agent, each Bank and such affiliates, from any and all claims, demands, actions or causes of action (known and unknown) arising out of or in any way relating to the Loan Documents and any documents, agreements, dealings or other matters connected with the Credit Agreement, in each case to the extent arising (x) on or prior to the date hereof or (y) out of, or relating to, actions, dealings or matters occurring on or prior to the date hereof. The waivers, releases, and discharges in this ss.4 shall be effective regardless of whether the conditions to this Tenth Amendment are satisfied and regardless of any other event that may occur or not occur after the date hereof.

         SS.5. REPRESENTATIONS AND WARRANTIES. The Borrower and each of the Guarantors represent and warrant to the Banks and the Agent as follows:

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         (a) REPRESENTATIONS AND WARRANTIES IN CREDIT AGREEMENT. The
representations and warranties of the Borrower and each of the Guarantors contained in the Credit Agreement, as amended hereby, (a) were true and correct in all material respects when made, and (b) except (i) as a result of changes in the ordinary course of business permitted under the Credit Agreement and (ii) to the extent such representations and warranties by their terms are made solely as of a prior date, continue to be true and correct in all material respects on the date hereof.

         (b) AUTHORITY, ETC. The execution and delivery by the Borrower and each of the Guarantors of this Tenth Amendment and the performance by the Borrower and each of the Guarantors of all of their agreements and obligations under this Tenth Amendment and the Credit Agreement as amended hereby (i) are within the corporate authority of the Borrower and each of the Guarantors, (ii) have been duly authorized by all necessary corporate or other proceedings or actions, as the case may be, by the Borrower and each of the Guarantors, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or any of the Guarantors is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or any of the Guarantors, and (iv) do not conflict with any provision of the corporate charter, by-laws or partnership agreement of, or any agreement or other instrument binding upon, the Borrower or any of the Guarantors.

         (c) ENFORCEABILITY OF OBLIGATIONS. This Tenth Amendment, and the Credit Agreement as amended hereby, and the other Loan Documents constitute the legal, valid and binding obligations of the Borrower and each of the Guarantors enforceable against each such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). After giving effect to this Tenth Amendment, no Default or Event of Default exists under the Credit Agreement.

         SS.6. CONDITIONS TO EFFECTIVENESS. This Tenth Amendment shall be effective as of the date hereof upon the satisfaction of the following conditions precedent:

         (a) receipt by the Agent of an original counterpart signature to this Tenth Amendment, duly executed and delivered by the Borrower, each of the Guarantors, each of the Banks and the Agent;

         (b) receipt by the Agent satisfactory to the Agent that the OutSource Funding Credit Agreement termination date has been extended until June 30, 2000 from its current May 31, 2000 maturity date;

         (c) payment by the Borrower of the legal, appraisal, consultant and out-of-pocket fees and expenses of the Agent, in each case, to the extent that invoices for the same have been presented to the Borrower; and

         (d) payment by the Borrower of all fees and expenses of Nightingale & Associates, LLC and any other consultant retained by the Agent and/or the Banks in

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connection with consulting services, to the extent that invoices for the same have been presented to the Borrower (in addition to any amounts previously paid as a retainer).

         SS.7. MISCELLANEOUS PROVISIONS. (a) Except as otherwise expressly provided by this Tenth Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Tenth Amendment and the Credit Agreement shall be read and construed as one instrument.

         (b) THIS TENTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED ACCORDING TO, THE LAWS OF THE STATE OF CONNECTICUT (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

         (c) This Tenth Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Tenth Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

         (d) Headings or captions used in this Tenth Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

         (e) The Borrower hereby agrees to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent in connection with the preparation of this Tenth Amendment (including without limitation, recording and filing fees, notarization fees, stamp taxes, any other tax imposed by reason of the execution and delivery of the Loan Documents, the reasonable fees and expenses of counsel to the Agent and the reasonable fees and expenses of the Agent's commercial finance examiners and commercial auditors).

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         IN WITNESS WHEREOF, each of the undersigned has duly executed this
Tenth Amendment as of the date first set forth above.


                                            OUTSOURCE INTERNATIONAL, INC.

                                            By: /s/ SCOTT R. FRANCIS
                                               ------------------------
                                                Name:  Scott R. Francis
                                                Title:  Vice President and CFO

                                            CAPITAL STAFFING FUND, INC.

                                            By: /s/ SCOTT R. FRANCIS
                                               ------------------------
                                               Name:  Scott R. Francis
                                               Title:  Vice President and CFO

                                            OUTSOURCE FRANCHISING, INC.

                                            By: /s/ SCOTT R. FRANCIS
                                               ------------------------
                                               Name:  Scott R. Francis
                                               Title:  Vice President and CFO

                                            SYNADYNE I, INC.

                                            By: /s/ SCOTT R. FRANCIS
                                               ------------------------
                                               Name:  Scott R. Francis
                                               Title:  Vice President and CFO

                                            SYNADYNE II, INC.

                                            By: /s/ SCOTT R. FRANCIS
                                               ------------------------
                                               Name:  Scott R. Francis
                                               Title:  Vice President and CFO

                                            SYNADYNE III, INC.

                                            By: /s/ SCOTT R. FRANCIS
                                               ------------------------
                                               Name:  Scott R. Francis
                                               Title:  Vice President and CFO


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                                            SYNADYNE IV, INC.

                                            By: /s/ SCOTT R. FRANCIS
                                               ------------------------
                                               Name:  Scott R. Francis
                                               Title:  Vice President and CFO

                                            SYNADYNE V, INC.

                                            By: /s/ SCOTT R. FRANCIS
                                               ------------------------
                                               Name:  Scott R. Francis
                                               Title:  Vice President and CFO

                                           EMPLOYEES INSURANCE SERVICES, INC.

                                           By: /s/ SCOTT R. FRANCIS
                                              ------------------------
                                              Name:  Scott R. Francis
                                              Title:  Vice President and CFO

                                           OUTSOURCE INTERNATIONAL OF AMERICA,
                                           INC.

                                           By: /s/ SCOTT R. FRANCIS
                                              ------------------------
                                              Name:  Scott R. Francis
                                              Title:  Vice President and CFO

                                           MASS STAFF, INC.

                                           By: /s/ SCOTT R. FRANCIS
                                              ------------------------
                                              Name:  Scott R. Francis
                                              Title:  Vice President and CFO

                                           STAFF ALL, INC.

                                           By: /s/ SCOTT R. FRANCIS
                                              ------------------------
                                              Name:  Scott R. Francis
                                              Title:  Vice President and CFO


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                                           OUTSOURCE OF NEVADA, INC.

                                           By: /s/ SCOTT R. FRANCIS
                                              ------------------------
                                              Name:  Scott R. Francis
                                              Title:  Vice President and CFO

                                           EMPLOYMENT CONSULTANTS, INC.

                                           By: /s/ SCOTT R. FRANCIS
                                              ------------------------
                                              Name:  Scott R. Francis
                                              Title:  Vice President and CFO

                                           X-TRA HELP, INC.

                                           By: /s/ SCOTT R. FRANCIS
                                              ------------------------
                                              Name:  Scott R. Francis
                                              Title:  Vice President and CFO

                                           CO-STAFF, INC.

                                           By: /s/ SCOTT R. FRANCIS
                                              ------------------------
                                              Name:  Scott R. Francis
                                              Title:  Vice President and CFO

                                           GUARDIAN EMPLOYER EAST, LLC

                                           By: /s/ SCOTT R. FRANCIS
                                              ------------------------
                                              Name:  Scott R. Francis
                                              Title:  Vice President and CFO

                                           GUARDIAN EMPLOYER WEST, LLC

                                           By: /s/ SCOTT R. FRANCIS
                                              ------------------------
                                              Name:  Scott R. Francis
                                              Title:  Vice President and CFO

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                                           FLEET  NATIONAL  BANK (f/k/a
                                           BankBoston, N.A.),
                                           individually and as Agent

                                           By: /s/ KAREN HARIG
                                              ------------------------
                                              Name:  Karen Harig
                                              Title:  Senior Vice President

                                           COMERICA BANK

                                           By: /s/ DAVID W. DAY
                                              ------------------------
                                              Name:  David W. Day
                                              Title:  Vice President

                                           LASALLE BANK NATIONAL ASSOCIATION
                                           (f/k/a LaSalle National Bank)

                                           By: /s/ DAVID SHAPIRO
                                              ------------------------
                                               Name:  David Shapiro
                                               Title:  First Vice President

                                           SUNTRUST BANK, SOUTH FLORIDA,
                                           NATIONAL ASSOCIATION

                                           By: /s/ BYRON P. KURTGIS
                                              ------------------------
                                              Name:  Byron P. Kurtgis
                                              Title:  Director


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